SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 30, 1998




                     HEALTH AND RETIREMENT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)




  Maryland                       1-9317                    04-6558834
(State or other              (Commission                (IRS Employer
jurisdiction of )             File Number)              Identification No.)
incorporation)



  400 Centre Street, Newton, MA                         02158
(Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code: 617-332-3990

Item 2.  Acquisition or Disposition of Assets.

         On March 30, 1998, Health and Retirement Properties Trust and Subsidiaries (the "Company") purchased 1600 Market Street, a commercial office property with approximately 825,374 square feet located in Philadelphia, Pennsylvania from MSA 1600 Associates, L.P. (the "Seller") for $106.4 million plus closing costs and other tenant reimbursements in a negotiated arms-length transaction. The property has been and will continue to be rented as commercial office space.

         Property agent and management services, for this property are currently provided by an unaffiliated third party. The management contract is cancelable upon 30 days written notice. Management fees are based on a percentage of revenue derived from this property. The Company plans to retain the current property manager under a transitional period. Subsequent to the transitional period, the property will be managed by REIT Management & Research, Inc. ("RMR"), which provides property agent and management services for certain of the Company's multi-tenant buildings and investment and administrative services to the Company. RMR is owned by Messrs. Gerard M. Martin and Barry M. Portnoy, who are managing trustees of the Company. Management fees paid to RMR are based on a percentage of revenue derived from the multi-tenant buildings under its management.

         The consideration for the acquisition was funded initially by drawing under the Company's existing revolving line of credit with Dresdner Kleinwort Benson North America LLC, as agent, and Fleet National Bank, as administrative agent.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

a.   Financial Statements Under Rule 3-14 of Regulation S-X

         Audited Statement of Revenue and Certain Expenses for 1600 Market Street for the Year Ended December 31, 1997

                  Report of Independent Auditors                           F-1
                  Statement of Revenues and Certain Expenses               F-2
                  Notes to Statement of Revenues and Certain Expenses      F-3

         The Company, after investigation of the property, is not aware of any material factors, other than those enumerated above, which would cause the financial information reported not to be necessarily indicative of future operating results.

b.   Pro Forma Financial and Other Data

         Pro Forma Consolidated Balance Sheet as of December 31, 1997      F-5
         Pro Forma Consolidated Statement of Income for the Year
            Ended December 31, 1997                                        F-6



c.   Exhibits

         2 Purchase and Sale Agreement dated March 13, 1998 by and between MSA 1600 Associates, L.P., as seller and the Company, as purchaser.

         23       Consent of Ernst & Young LLP

                         Report of Independent Auditors



To the Board of Trustees
Health and Retirement Properties Trust


We have audited the statement of revenues and certain expenses of the property ("1600 Market Street") to be acquired from MSA 1600 Associates, L.P. by Health and Retirement Properties Trust, as described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of 1600 Market Street's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Health and Retirement Properties Trust and is not intended to be a complete presentation of 1600 Market Street's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of 1600 Market Street for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP

Boston, Massachusetts
March 26, 1998

                               1600 Market Street
                   Statement of Revenues and Certain Expenses

                                    (Note 1)

                      For the year ended December 31, 1997





Revenues:

   Rental                                                            $15,624,845
   Reimbursement of operating costs                                    3,200,542
   Other                                                                  57,264
                                                                     -----------
Total revenues                                                        18,882,651
                                                                     -----------
Certain Expenses:
   Property operating                                                  4,652,917
   Real estate taxes and insurance                                     2,279,398
   General and administrative                                            726,892
                                                                     -----------

Total certain expenses                                                 7,659,207
                                                                     -----------

   Revenues in excess of certain expenses                            $11,223,444
                                                                     ===========

See accompanying notes to financial statement.

                               1600 Market Street

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997


1. General Information and Summary of Significant Accounting Policies:

         MSA 1600 Associates, L.P. (the "Partnership"), a Pennsylvania limited partnership, owns and operates an office building located at 1600 Market Street, Philadelphia, Pennsylvania (the "Property"). The general partner is MSA 1600 Associates A-I.

         1600 Market Street is not a legal entity but rather certain real estate subject to a purchase contract by Health and Retirement Properties Trust. The accompanying statement of revenues and certain expenses includes the accounts of 1600 Market Street.

         The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Health and Retirement Properties Trust. Accordingly, certain historical expenses which may not be comparable to the expenses expected to be incurred in the proposed future operations of 1600 Market Street have been excluded. Expenses excluded consist of interest, depreciation and amortization and other costs not directly related to the future operations of 1600 Market Street.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

         Rental income is recognized on a straight line basis over the term of the related leases.

2. Leases

         MSA  1600  Main   Associates,   L.P.,  as  lessor,   has  entered  into
non-cancelable operating leases at 1600 Market Street. Minimum future rentals under the leases in effect at December 31, 1997 are summarized as follows:


Year
----

1998                          $  14,969,000
1999                             13,541,000
2000                             12,645,000
2001                             12,590,000
2002                             12,453,000
Thereafter                       98,367,000
                               ------------
                               $164,565,000
                               ============


         The leases at 1600 Market Street are generally for a term greater than one year and no more than fifteen years and provide for operating and real estate tax escalations and, in certain cases, increases in minimum rent.

                     HEALTH AND RETIREMENT PROPERTIES TRUST

              Unaudited Pro Forma Consolidated Financial Statements

         The following unaudited pro forma consolidated balance sheet as of December 31, 1997 and the consolidated statement of income for the year ended December 31, 1997, present the consolidated financial position and the results of operations of Health and Retirement Properties Trust and consolidated subsidiaries (the "Company") as if the transactions described in the notes to unaudited pro forma consolidated financial statements were consummated on January 1, 1997. Additional information with respect to certain of such transactions is provided in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997. These unaudited pro forma consolidated financial statements should be read in connection with, and are qualified in their entirety by reference to, the separate consolidated financial statements of the Company for the year ended December 31, 1997, included in the Company's Current Report on Form 8-K dated February 27, 1998. These unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position and the expected results of operations of the Company for any future period. Differences could result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties and changes in property level operating expenses.

 Health and Retirement Properties Trust
 Pro Forma Consolidated Balance Sheet
 December 31, 1997
 (dollars in thousands)
 (unaudited)

                                                                                              Recent
                                              Historical     1600 Market Street (A)      Acquisitions (B)         Pro Forma
                                             -----------     ----------------------      ----------------       ------------

 ASSETS

Real estate properties, at cost              $ 1,969,023         $   115,604              $   152,651            $ 2,237,278
Less accumulated depreciation                    111,669                --                       --                  111,669
                                             -----------         -----------              -----------            -----------
                                               1,857,354             115,604                  152,651              2,125,609

Real estate mortgages, net                       104,288                --                       --                  104,288
Investment in Hospitality Properties Trust       111,134                --                       --                  111,134
Other assets                                      63,187                (604)                 (52,651)                 9,932
                                             -----------         -----------              -----------            -----------
                                             $ 2,135,963         $   115,000              $   100,000            $ 2,350,963
                                             ===========         ===========              ===========            ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
Bank notes payable                           $   200,000         $   115,000              $   100,000            $   415,000
Senior notes payable, net                        349,900                --                       --                  349,900
Mortgage notes payable                            26,329                --                       --                   26,329
Convertible subordinated debentures              211,650                --                       --                  211,650
Other liabilities                                 81,824                --                       --                   81,824
Shareholders' equity                           1,266,260                --                       --                1,266,260
                                             -----------         -----------              -----------            -----------
                                             $ 2,135,963         $   115,000              $   100,000            $ 2,350,963
                                             ===========         ===========              ===========            ===========


                          See accompanying notes to unaudited pro forma condolidated financial statements


Health and Retirement Properties Trust
Pro Forma Consolidated Statement of  Income
Year Ended December 31, 1997
(amounts in thousands, except per share data)
(unaudited)
                                                                                       Second Quarter   Third Quarter     West 34th
                                                     Historical   GPI (C)    CSMC (D)  Acquisitions (E) Acquisitions (E)  Street (F)
                                                     ----------  --------   --------  ----------------  ---------------- -----------
Revenues:
    Rental income                                     $188,000   $ 11,959    $  6,831      $  2,948          $ 3,179       $ 10,771
    Interest and other income                           20,863       (366)       --            --                --            --
                                                      --------   --------    --------      --------          --------      --------
      Total revenues                                   208,863     11,593       6,831         2,948             3,179        10,771
                                                      --------   --------    --------      --------          --------      --------
Expenses:
    Operating expenses                                  26,765      2,053       1,910          --                 954         3,641
    Interest                                            36,766     (1,216)      3,232         1,087             1,463         2,876
    Depreciation and amortization                       39,330      4,156       1,119           627               501         1,869
    General and administrative                          11,670      2,105         249           139               111           415
                                                      --------   --------    --------      --------          --------      --------
      Total expenses                                   114,531      7,098       6,510         1,853             3,029         8,801
                                                      --------   --------    --------      --------          --------      --------
Income (loss) before equity in earnings of
    Hospitality Properties Trust and
    extraordinary item                                  94,332      4,495         321         1,095               150         1,970
Equity in earnings of Hospitality Properties
    Trust                                                8,590
Gain on equity transaction of Hospitality
    Properties Trust                                     9,282       --                        --                --
                                                      --------   --------    --------      --------          --------      --------

Net income (loss) before extraordinary item           $112,204   $  4,495    $    321      $  1,095          $    150      $  1,970
                                                      --------   --------    --------      --------          --------      --------

Weighted average shares outstanding                     92,168

Basic and diluted earnings per common share:
Net income before extraordinary item                  $   1.22
                                                      Franklin   Bridgepoint  Fourth Quarter     Recent       1600 Market
                                                      Plaza (G)   Square (H) Acquisitions(E) Acquisitions(I)   Street (J)  Pro Forma
                                                      ---------  ----------- --------------- ---------------  -----------  ---------
Revenues:
    Rental income                                     $  9,614   $  5,599       $  8,461         $ 18,624        $ 18,883   $284,869
    Interest and other income                             --         --             --                                        20,497
                                                      --------   --------       --------         --------        --------   --------
      Total revenues                                     9,614      5,599          8,461           18,624          18,883    305,366
                                                      --------   --------       --------         --------        --------   --------
Expenses:
    Operating expenses                                   4,904      2,162          2,634            3,359           7,659     56,041
    Interest                                             2,486      3,216          4,338            6,500           7,475     68,223
    Depreciation and amortization                        1,334      1,175          1,269            3,435           2,601     57,416
    General and administrative                             296        262            283              764             578     16,872
                                                      --------   --------       --------         --------        --------   --------
      Total expenses                                     9,020      6,815          8,524           14,058          18,313    198,552
                                                      --------   --------       --------         --------        --------   --------
Income (loss) before equity in earnings of
    Hospitality Properties Trust and
    extraordinary item                                     594     (1,216)           (63)           4,566             570    106,814
Equity in earnings of Hospitality Properties
    Trust                                                                                            --              --        8,590
Gain on equity transaction of Hospitality
    Properties Trust                                                                 --              --              --        9,282
                                                      --------   --------       --------         --------        --------   --------

Net income (loss) before extraordinary item           $    594   $ (1,216)      $    (63)        $  4,566        $    570   $124,686
                                                      --------   --------       --------         --------        --------   --------

Weighted average shares outstanding                                                                                           98,838

Basic and diluted earnings per common share:
Net income before extraordinary item                                                                                        $   1.26

                          See accompanying notes to unaudited pro forma consolidated financial statements

         Notes To Unaudited Pro Forma Consolidated Financial Statements

Pro Forma Consolidated Balance Sheet Adjustments at December 31, 1997.

A.Represents the Company's acquisition on March 30, 1998 of a commercial office property located at 1600 Market Street in Philadelphia, Pennsylvania ("1600 Market Street"). This acquisition was funded by drawing under the Company's existing revolving line of credit.

B.Represents the Company's acquisitions during January 1998, February 1998 and March 1998 of two medical office properties and three commercial office properties located in Pennsylvania, four commercial office properties located in Texas, a medical office property located in Massachusetts, a commercial office property located in Maryland, one medical office property and two commercial office properties located in Minnesota and three medical office properties and a commercial office property located in Florida (collectively, "Recent Acquisitions"). The Recent Acquisitions were funded with available cash and by drawings under the Company's existing revolving line of credit.

Pro Forma Consolidated Statement of Income Adjustments for the Year Ended December 31, 1997.

C.Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of the government office properties ("Government Office Properties") from Government Property Investors, Inc ("GPI"). Also reflects the decrease in interest expense arising from the Company's issuance of its common shares of beneficial interest in a March 1997 offering, the proceeds of which were used in part to repay amounts then outstanding under the Company's revolving line of credit, net of an increase in interest expense related to the Company's assumption of certain debt in connection with the acquisition of the Government Office Properties.

D.Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of two medical office properties and two parking structures located in Los Angeles, California ("CSMC"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund this acquisition.

E.Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of a) a 200 unit retirement housing property located in Spokane, Washington and 20 medical office clinics and ancillary structures located in Massachusetts during the second quarter ("Second Quarter Acquisitions"), b) three medical and two commercial office buildings located in Pennsylvania during the third quarter ("Third Quarter Acquisitions") and c) a medical office property located in Colorado, a medical office property located in Maryland, a medical office property located in Rhode Island, three medical office properties located in California, and a medical office property located in Washington, D.C. during the fourth quarter ("Fourth Quarter Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

F.Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of West 34th Street in New York City ("West 34th Street"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

G.Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Franklin Plaza in Philadelphia, Pennsylvania ("Franklin Plaza"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

H.Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Bridgepoint Square, Austin, Texas ("Bridgepoint Square"). Bridgepoint Square consists of five properties, of which one property was under construction at September 30, 1997 and one property was completed in July 1997. Also represents the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

I.Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's Recent Acquisitions, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

J.Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1600 Market Street, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HEALTH AND RETIREMENT PROPERTIES TRUST



                                  By:  /s/ Ajay Saini
                                       Ajay Saini, Treasurer and
                                        Chief Financial Officer

Date:    March 31, 1998